UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2025
_______________________________
Oxford Industries, Inc.
(Exact name of registrant as specified in its charter)
_______________________________

Georgia	001-04365	58-0831862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
999 Peachtree Street, N.E., Suite 688
Atlanta, Georgia 30309
(Address of Principal Executive Offices) (Zip Code)
(404) 659-2424
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	OXM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
The U.S. government has recently announced a broad range of tariffs on goods imported into the United States, which has created a dynamic and uncertain economic environment. In response, Oxford Industries, Inc. (the “Company”) is providing an update describing the various actions being taken by the Company to address and/or mitigate the impact of the recently announced tariffs. This update is based on information available at the time of this filing, which is subject to change, and any such changes may materially alter the impact of the recent tariffs on the Company's future results.
During the Company’s 2024 fiscal year ended February 1, 2025 (“Fiscal 2024”), approximately 40% and 25% of its finished goods products were from producers located in China and Vietnam, respectively. As a result of the current, significant uncertainty in U.S. trade policy, the Company has accelerated its ongoing efforts over the last several years to decentralize its product sourcing, with the Company having flexibility from its historical strategy of not entering into long-term supplier contracts. Based on changes that have been implemented, the Company expects that for its 2025 fiscal year ending January 31, 2026 (“Fiscal 2025”), less than 35% of its finished goods products will be sourced from producers located in China. In addition, the Company presently expects that during its 2026 fiscal year ending January 30, 2027, less than 10% of its finished goods products will be sourced from producers located in China.
The Company expects that its efforts to shift production will result in greater sourcing from, among other places, Cambodia, India, Indonesia, Peru, Sri Lanka, Thailand, Turkey and Vietnam. The Company also anticipates that, as greater information becomes available with respect to U.S. trade policy, certain selective price increases for its products may be effectuated starting later in Fiscal 2025.
While the Company believes its diversification strategy positions it well to mitigate potential tariff impacts, the Company cannot predict with certainty the full effect of current or future tariff policies and its diversification efforts. The Company’s financial results may be affected by various factors, including the scope and implementation timeline of new tariffs, timing of its diversification efforts and changing market conditions.
The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Forward-Looking Statements
This Current Report on Form 8-K includes statements that constitute forward-looking statements within the meaning of the federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Examples of forward-looking statements in this Current Report on Form 8-K include statements regarding the various actions being taken by the Company to address and/or mitigate the financial and operational impact of the recently announced tariffs. We intend for all forward-looking statements contained herein, in our press releases or on our website, and all subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf, to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Such statements are subject to a number of risks, uncertainties and assumptions including, without limitation:
•demand for our products, which may be impacted by macroeconomic factors that may impact consumer discretionary spending and pricing levels for apparel and related products, many of which may be impacted by inflationary pressures, tariffs, volatile and/or elevated interest rates, concerns about a potential global recession the stability of the banking industry or general economic uncertainty, and the effectiveness of measures to mitigate the impact of these factors;
•changes in trade policies and regulations, including the recently announced tariffs and potential for further increases or changes in duties, current and potentially new tariffs or quotas;
•risks relating to our product sourcing decentralization efforts, including our ability to identify alternative countries to source and produce our products and to successfully implement changes in our supply chain;
•possible changes in governmental monetary and fiscal policies, including, but not limited to, Federal Reserve policies in connection with continued inflationary pressures and the impact of the recent elections in the United States;

•competitive conditions and/or evolving consumer shopping patterns, particularly in a highly promotional retail environment;
•acquisition activities (such as the acquisition of Johnny Was), including our ability to integrate key functions, recognize anticipated synergies and minimize related disruptions or distractions to our business as a result of these activities;
•global supply chain constraints that have, and could continue, to affect freight, transit, and other costs;
•costs and availability of labor and freight deliveries, including our ability to appropriately staff our retail stores and food and beverage locations;
•costs of products as well as the raw materials used in those products, as well as our ability to pass along price increases to consumers;
•energy costs;
•our ability to respond to rapidly changing consumer expectations;
•unseasonal or extreme weather conditions or natural disasters, such as the September and October 2024 hurricanes impacting the Southeastern United States;
•lack of or insufficient insurance coverage;
•the ability of business partners, including suppliers, vendors, wholesale customers, licensees, logistics providers and landlords, to meet their obligations to us and/or continue our business relationship to the same degree as they have historically;
•hiring of, retention of and disciplined execution by key management and other critical personnel;
•cybersecurity breaches and ransomware attacks, as well as our and our third party vendors’ ability to properly collect, use, manage and secure business, consumer and employee data and maintain continuity of our information technology systems;
•the effectiveness of our advertising initiatives in defining, launching and communicating brand-relevant customer experiences;
•the level of our indebtedness, including the risks associated with heightened interest rates on the debt and the potential impact on our ability to operate and expand our business;
•the timing of shipments requested by our wholesale customers;
•fluctuations and volatility in global financial and/or real estate markets;
•our ability to identify and secure suitable locations for new retail store and food and beverage openings;
•the timing and cost of retail store and food and beverage location openings and remodels, technology implementations and other capital expenditures;
•the timing, cost and successful implementation of changes to our distribution network;
•the effectiveness of recent, focused efforts to reassess and realign our operating costs in light of revenue trends, including potential disruptions to our operations as a result of these efforts;
•pandemics or other public health crises;
•expected outcomes of pending or potential litigation and regulatory actions;
•the increased consumer, employee and regulatory focus on sustainability issues and practices, including failures by our suppliers to adhere to our vendor code of conduct;
•the regulation or prohibition of goods sourced, or containing raw materials or components, from certain regions and our ability to evidence compliance;
•access to capital and/or credit markets;
•factors that could affect our consolidated effective tax rate;
•the risk of impairment to goodwill and other intangible assets such as the recent impairment charges incurred in our Johnny Was segment; and
•geopolitical risks, including ongoing challenges between the United States and China and those related to the ongoing war in Ukraine, the Israel-Hamas war and the conflict in the Red Sea region.
Forward-looking statements reflect our expectations at the time such forward-looking statements are made, based on information available at such time, and are not guarantees of performance.
Although we believe that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond our ability to control or predict. Should one or more of these risks or uncertainties, or other risks or uncertainties not currently known to us or that we currently deem to be immaterial, materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors relating to these risks and uncertainties include, but are not limited to, those described in Part I. Item 1A. Risk Factors contained in our Fiscal 2024 Form 10-K, and those described from time to time in our future reports filed with the SEC. We caution that one should not place undue reliance on forward-looking statements, which speak only as of the date on which they are made. We disclaim any intention, obligation or duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Industries, Inc.

Date: April 22, 2025	By:	/s/ Suraj A. Palakshappa
Suraj A. Palakshappa
Senior Vice President